ODYSSEY SEMI

Uniquely Positioned In Fast-Growth Market:

Leading The Transformation From Silicon and Silicon Carbide To High-Voltage Vertical GaN

November 8, 2022 | OTCQB: ODII

SAFE HARBOR STATEMENT

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this presentation includes some statements that are not purely historical and that are "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the Company's and its management's expectations, hopes, beliefs, intentions or strategies regarding the future, including the Company's financial condition and results of operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipates," "believes," "continue," "could," "estimates," "expects," "intends," "may," "might," "plans," "possible," "potential," "predicts," "projects," "seeks," "should," "will," "would" and similar expressions, or the negatives of such terms, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The term "Company" in this presentation includes Odyssey Semiconductor Technologies, Inc. and its wholly-owned JR2J, LLC subsidiary.

The forward-looking statements contained in this presentation are based on the Company's and its management's current judgment, expectations and beliefs, but our actual results, events and performance could differ materially from those expressed or implied by the forward-looking statements. There can be no assurance that future developments actually affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company's control) or other assumptions described more fully in the company's filings with the Securities and Exchange Commission that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including those relating to potential fluctuations in our operating results, our possible dependence on a few large customers for a substantial portion of our revenue, a loss of revenue if contracts with the U.S. Government, defense or other major customers are cancelled or delayed, our ability to implement innovative technologies, our ability to bring new products to market, achievement of design wins over our competitors, the rate of acceptance of our products in the market, the efficient and successful operation of our wafer fabrication and other facilities, our ability to adjust production capacity in a timely fashion in response to changes in demand for our products, variability in manufacturing yields, our ability to successfully integrate our Ithaca wafer fab or other facilities or entities we may acquire, our ability to obtain a Trusted Foundry accreditation for the wafer fab, industry overcapacity, inaccurate product forecasts and corresponding inventory and manufacturing costs, dependence on third parties, our ability to attract and retain skilled personnel and senior management, the dilution that may be caused to our stockholders' ownership by our future need of substantial additional funding, our ability to protect our intellectual property, claims of intellectual property infringement and other lawsuits, security breaches and other similar disruption compromising our information, and the impact of government or environmental regulations. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by any of these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

These materials do not constitute any offer to sell, or the solicitation of any offer to buy, any securities of odyssey or any other entity. Any presentation to the contrary should be ignored.

"Odyssey Semiconductor™" and the Odyssey Semi logo are trademarks of Odyssey Semiconductor Technologies, Inc.

ODII: INVESTMENT HIGHLIGHTS

Odyssey successfully built high-voltage vertical GaN* power devices which meet 1200V rating and is now building samples for customers in industrial motor, renewable energy and electric vehicle market segments

With the industry's strongest vertical GaN IP portfolio, Odyssey is delivering 10X performance and cost levels unattainable by silicon carbide

Odyssey will disrupt the 40% CAGR, $5B+ silicon carbide market with greater than 40% target gross margins

Key:
**GaN: Gallium Nitride*

RECENTLY ANNOUNCED

ODYSSEY SEMI

Odyssey Semiconductor Achieves 1200 Volt Rating on Vertical GaN Power Devices

- *On-track to build Gen1 product samples of 650 and 1200 volt power devices in Q4 2022*
- *Validated process for large-scale device fabrication which is being used to package devices planned for completion in Q4 2022*

ITHACA, N.Y., September 14, 2022 – Odyssey Semiconductor Technologies, Inc. (OTCQB: ODII), a semiconductor device company developing innovative high-voltage power switching components based on proprietary Gallium Nitride (“GaN”) processing technology, today announced it reached the stated goal of 1200 volt rating on vertical GaN power field-effect transistors (FETs). The Company is now applying this validated technology to fabricate product samples in Q4 2022 for internal and customer evaluations, planned through Q1 2023.

A SIGNIFICANT STEP FOR ODYSSEY SEMICONDUCTOR


With the proven and protected IP to build a 1200V vertical GaN FET,
Odyssey has taken the step to develop products for customer use
Scale
Product revenue
Product development
Process and materials R&D, Internal foundry
2019
2020
2021
2022
2023
2024
2025
2026+

SIGNIFICANT RECENT ADVANCEMENTS

Technology

- Successfully built high-power vertical GaN FETs which meet 1200V rating
- Validated process for large-scale device fabrication currently in use to manufacture product samples
- Secured commitments from 3 customers to evaluate product samples to be delivered in Q1 2023
- September 14th press release initiated 6 additional companies requesting product samples



Image captured of vertical GaN FET currently being fabricated

SIGNIFICANT RECENT ADVANCEMENTS

Business

- Revenue of ˜$209k in Q3 2022 from foundry services provided for other companies; significant sequential increase from ˜$21k in Q2 2022
- Q4 2022 foundry revenue forecast between $50k - $175k, depending on customer supply chain challenges
- Pursuing $2M pipeline of opportunity for foundry services
- Cash used in operations averaged ˜$321k per month in Q3 2022
- Secured $1.25M bridge loan financing from company Chairman
- Ended quarter with ~$901k cash on-hand with PIPE expected to bring additional working capital by the end of the year
- Added Laura Krauss as Chief Accounting Officer to support the Company's Nasdaq uplist plan
- Positioning Odyssey to receive funding through CHIPS Act

THE OPPORTUNITY









Sustainability AND Electrification AND Availability AND Affordability

ODYSSEY SEMI

Odyssey Semiconductor is uniquely positioned as the premier company to address all of these needs due to our industry strongest vertical GaN intellectual property

THE MARKET IS ENORMOUS AND GROWING

Odyssey will disrupt the 40% CAGR, $5B+ silicon carbide market

Strong Growth in Addressable Markets 2021 to 2027

600 to 900V: **+20% CAGR**

1200V: **+63% CAGR**

>1700V: **+23% CAGR**

SiC Transistor (packaged) market
Split by Voltage rating ($M)


$6 000M
$5 000M
$4 000M
$3 000M
$2 000M
$1 000M
$ M

	2021	2022	2023	2024	2025	2026	2027	CAGR 21-27
600-900V	$577.5M	$855.3M	$1,091.4M	$1,203.0M	$1,279.5M	$1,515.7M	$1,746.6M	20.3%
1200 V	$182.8M	$291.4M	$536.4M	$998.3M	$1,651.7M	$2,455.8M	$3,398.2M	62.8%
> 1700V	$67.6M	$78.8M	$91.6M	$118.7M	$148.7M	$186.3M	$233.9M	23.0%

Power SiC 2022 | www.yole.fr | ©2022

WE FOCUS ON HIGH VOLTAGE APPLICATIONS

100 V ***650 V*** ***1,200 V*** ***> 2,000 V***

Power Supplies




TX650
CORSAIR

Electric & Hybrid Electric Vehicles


TESLA

Solar Inverters



Industrial Motors



Smart Grid



Electric Train Propulsion



Odyssey delivers dramatic energy savings over competition for industrial motors, electric vehicles, and renewable energy

HIGH VOLTAGE CONSERVES ENERGY







As operating voltages increase, energy efficiency improves
There are limited power converters at these higher voltages, which keeps prices high
THIS PRESENTS THE BREAKTHROUGH OPPORTUNITY FOR ODYSSEY

HIGH VOLTAGE VERTICAL GaN VS. SiC

High-Voltage Vertical GaN Advantages vs. SiC		
Faster switching speeds	→	Higher power density
10X Performance	→	Higher energy savings
Smaller components	→	Lower systems cost
Lower defect densities	→	Higher reliability

Only Vertical GaN Takes Advantage Of The Material Property Benefits Vs. SiC

SILICON CARBIDE ECONOMICS FALL SHORT

Silicon Carbide prices need to erode 2.5x to meet EV economics



Focus on cost aspects
Cost
Si
SiC
The higher the battery capacity, the more the potential saving in the battery cost using SiC modules.
The battery size & cost can be reduced for equivalent driving range by using SiC.
Device level
Battery saving at car level
*Not to scale – for illustration only
Battery Saving
(Hypothesis: 5% energy improvement)
Yole estimates $5 to about $750 of battery cost saving from mild EV to long range BEV.
• The break-even point for SiC/IGBT ASP ratio is highly dependent on the type of electrification.
• The break-even is at the car level but not at the inverter level based on current SiC device pricing.
• From the car owner's point of view, it does not matter whether it is SiC or Si, as long as it gives best cost/performance ratio. So Tier1s/OEMs need to evaluate the cost aspects.
• According to our estimation, the ASP of SiC devices needs to fall by 2.5x to meet the break-even for BEVs, which means strong price erosion pressure on the device and wafer suppliers.
SiC/IGBT ASP ratio (high)
As of 2020, SiC is still around 5x more expensive for EV/HEV
Long range BEV niche adoption
5
2.5
2
Break-even zone for BEV*
2019-2020
2025
* If take into account battery price erosion, the break-even ratio continues to decrease
2019-2020
Future
YOLE Développement
Power SiC Materials, Devices and Applications | www.yole.fr | ©2020

THE ECONOMICS FAVOR VERTICAL GaN



6" SiC Wafer
522 die

	SiC	Vertical GaN
Wafer Size	6"	4"
Product per wafer	522	2128
Wafer Cost	\$812	\$1500
Revenue per wafer	\$35,036	\$142,831



4" GaN Wafer
2128 die

4" Vertical GaN outproduces 6" SiC by 4x/wafer

WITH UNMATCHED PERFORMANCE


200 mm
125 mm
153.7 mm
123 mm
25 mm
30 mm
300 kHz SiC
1 MHz GaN

40% smaller solution | higher efficiency | same output power

ODYSSEY IS UNIQUELY POSITIONED IN VERTICAL GaN

We have the expertise across technology, marketing and manufacturing

We have protected our IP that makes Vertical GaN practical

We are developing two product lines to be commercialized:
650V and 1200V



SiC
Device
GaN
Device
10 x
reduced area

Vertical GaN delivers higher performance with 1/10th the die area vs. SiC

WE OWN OUR PRODUCTION CAPABILITIES

Odyssey's device fabrication facility delivers innovation and will service production revenue

Target $10 to 20 million annual revenue from Odyssey's fabrication facility

With our own foundry:

- We control our supply
- We innovate faster than competition



Odyssey's 10,000 sq. ft.
wafer fabrication facility
in Ithaca, NY

CUSTOMER ENGAGEMENT

We have prioritized and will deliver samples to customers in Q1 2023

We have narrowed to 3 initial customers with 3-5 additional customer sample requests to be supported later in Q1 2023

	Technology Drivers	Fast Followers
Fast Adoption Cycles	Ideal customers to scale new products	Ideal customers to scale established products
Sustained Adoption Cycles	Initial Customer Focus Ideal customers to develop new products	Ideal customers to scale established products

ODII: THE EMERGING LEADER IN VERTICAL GaN


40% CAGR of
addressable markets
ODYSSEY SEMI
OTCQB: ODII
2019
2020
2021
2022
2023
2024
2025+

High growth megatrends of Electrification and Sustainability create market opportunity where silicon and silicon carbide cannot deliver

Vertical GaN delivers the performance and economics needed for continuous, high-margin growth

Odyssey Semi is uniquely positioned to capture significant market-share

Odyssey Semiconductor: Positioned for Long Term Growth

ODYSSEY SEMICONDUCTOR AT A GLANCE

OTCQB: ODII

Odyssey's proprietary technology is designed for GaN to replace SiC as the leading high-voltage power switching semiconductor material

Insiders and management own ~40% of total shares outstanding

Previous rounds of financing

- August 2019 - $2.9M @ $1.50
- March 2021 - $5M @ $4.00
- Bridge loan (convertible note) executed August 8, 2022 for $1.25M
- Shares outstanding at 3/31/22 - 12.7M

S-1 filed in 2022

ODYSSEY SEMI

THANK YOU

OTCQB: ODII

Mark Davidson, CEO | mark.davidson@odysseysemi.com

Jeff Christensen, IR | jchristensen@darrowir.com